UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2005

United Community Bankshares of Florida, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	N/A (Commission File No.)	04-3691059 (I.R.S. Employer Identification No.)

1411 Edgewater Drive, Suite 100
Orlando, FL 32804
(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code) (407) 712-6151

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
SIGNATURES

Section 5-  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d)   On March 31, 2005, the Directors of United Community Bankshares of Florida, Inc appointed Randy O. Burden as a director of the holding company. It is anticipated that Randy O. Burden will be a member of all committees of the board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

     (a)   At the Shareholders meeting held on March 31, 2005, the shareholders approved an amendment to the articles of incorporation changing the name from United Community Bankshares of Florida, Inc to United Heritage Bankshares of Florida, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2005	United Community Bankshares of Florida, Inc.
/s/ David G. Powers
David G. Powers
Chief Executive Officer